CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - CAD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
EXPENSES
Research	$ 32,362	$ 25,491
General and administrative costs	32,588	21,341
Share-based compensation	13,886	4,686
TOTAL EXPENSES	78,836	51,518
OTHER INCOME (EXPENSES)
Foreign currency translation gain (loss)	137	4,027
Interest income	619	603
Change in fair value of investments measured at fair value through profit or loss	0	(260)
Contingent consideration accretion	0	(13)
Change in fair value of contingent consideration	0	(329)
TOTAL OTHER INCOME (EXPENSES)	756	4,028
NET LOSS FOR THE YEAR	(78,080)	(47,490)
OTHER COMPREHENSIVE LOSS
Foreign currency translation differences for foreign operations	(250)	(1,669)
COMPREHENSIVE LOSS FOR THE YEAR	$ (78,330)	$ (49,159)
Basic loss per share for the year (in dollars per share)	$ (0.25)	$ (0.26)
Weighted average number of common shares outstanding - basic (in shares)	315,300,042	185,428,767